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                                                                  EXHIBIT 10.1.3

                               THIRD AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF FELCOR LODGING LIMITED PARTNERSHIP


         This Third Amendment to Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership is made and entered into effective as of the close of business on October 1, 2002, by and among FelCor Lodging Trust Incorporated, a Maryland corporation, as the General Partner ("General Partner"), Six Continents Hotels Operating Corp., a Delaware corporation as successor in interest to SixCo America, Inc. (f/k/a Bass America, Inc.) ("Six Continents"), as a withdrawing Additional Limited Partner, FelCor Holdings Trust, a Massachusetts business trust ("Holdings"), as a Substituted Limited Partner, and all of the persons and entities who are or shall in the future become Limited Partners of this limited partnership in accordance with the provisions of the Partnership Agreement (as hereinafter defined).

                                    RECITALS:

         A. The General Partner and the existing Limited Partners have previously executed and delivered that certain Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership dated as of December 31, 2001, as previously amended (as amended, herein called the "Partnership Agreement"), pursuant to which they have formed a Delaware limited partnership known as "FelCor Lodging Limited Partnership" (the "Partnership").

         B. Concurrently herewith, Six Continents has assigned 5,713,185 Common (Class A) Units (the "Partnership Interests") in the Partnership to General Partner; General Partner has further assigned the Partnership Interests to FelCor Nevada Holdings, L.L.C., a Delaware limited liability company ("Nevada"); and Nevada has further assigned the Partnership Interests to Holdings.

         C. The parties hereto desire to amend the Partnership Agreement to reflect the foregoing, the withdrawal of Six Continents as an Additional Limited Partner and the admission of Holdings as a Substituted Limited Partner in the Partnership in connection with the Partnership Interests.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the agreements and obligations of the parties set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Acceptance of Partnership Agreement. Holdings does hereby accept and agree to be bound by all of the terms and conditions of the Partnership Agreement, including without limitation, the power of attorney set forth in
Section 1.4 thereof, with respect to the Partnership


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Interests. Each of Holdings and its Assignees hereby constitutes and appoints the General Partner and the other parties named in Section 1.4, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to take the actions set forth in Section 1.4 of the Partnership Agreement, with the same effect as if Holdings had been one of the original partners to execute the Partnership Agreement.

         2. Admission of Additional Partner. In accordance with the provisions of Section 11.1 of the Partnership Agreement, Holdings is hereby admitted as a Substituted Limited Partner of the Partnership entitled to all rights and benefits of Limited Partners therein as set forth in the Partnership Agreement with respect to the Partnership Interests acquired by Holdings.

         3. Withdrawal of Nevada. As a result of the transfer of the Partnership Interests, Six Continents hereby withdraws as an Additional Limited Partner in the Partnership.

         4. Amendment of Exhibit A. Exhibit A to the Partnership Agreement is hereby amended to reflect the admission of Holdings as a Substituted Limited Partner in the Partnership with respect to the Partnership Interests, the withdrawal of Six Continents as an Additional Limited Partner, and, as a result of the foregoing recited assignments, the ultimate, indirect assignment of the Partnership Interests in the Partnership from Six Continents to Holdings.

         5. Limitation on Recourse. In accordance with the Declaration of Trust dated as of July 31, 2002 by which Holdings was formed, the Partnership Agreement is hereby amended to provide that with respect to any obligations or liabilities of Holdings arising under the Partnership Agreement as hereby amended, the Partnership, the General Partner, and the other Limited Partners shall look solely to the trust estate comprising Holdings for the payment or performance of such obligations or liabilities, and none of the trustees, shareholders or officers of Holdings shall have any personal liability for such obligations or liabilities.

         6. Defined Terms: Effect Upon Partnership Agreement. All initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Partnership Agreement. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect and each of the parties hereto hereby reaffirms the terms and provisions thereof.


                         (Signatures on following page)



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         IN WITNESS WHEREOF, this Third Amendment to Second Amended and Restated
Agreement of Limited Partnership is executed and entered into as of the date first above written.

                            GENERAL PARTNER:

                            FELCOR LODGING TRUST INCORPORATED,
                            a Maryland corporation


                            By: /s/ Lawrence D. Robinson
                                ------------------------------------------------
                                Lawrence D. Robinson, Executive Vice President


                            WITHDRAWING ADDITIONAL LIMITED PARTNER:

                            SIX CONTINENTS HOTELS OPERATING CORP., as successor in interest to SixCo America, Inc. (f/k/a Bass America, Inc.)

                            By: FELCOR LODGING TRUST  INCORPORATED,  acting as
                                duly authorized attorney-in-fact, pursuant to the powers of attorney in favor of the General Partner contained in Section 1.4 of the Partnership Agreement


                                By: /s/ Lawrence D. Robinson
                                    --------------------------------------------
                                    Lawrence D. Robinson,
                                    Executive Vice President


                            SUBSTITUTED LIMITED PARTNER:

                            FELCOR HOLDINGS TRUST, a Massachusetts business trust


                            By: /s/ Richard J. O'Brien
                                ------------------------------------------------
                                Richard J. O'Brien
                                Executive Vice President


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                               LIMITED PARTNERS (for all the
                               Limited Partners now and hereafter
                               admitted as Limited Partners of the
                               Partnership, pursuant to the powers
                               of attorney in favor of the General
                               Partner contained in Section 1.4 of
                               the Partnership Agreement):

                               By: FELCOR LODGING TRUST  INCORPORATED,
                                   acting as General Partner and as duly
                                   authorized attorney-in-fact



                                   By: /s/ Lawrence D. Robinson
                                       -----------------------------------------
                                       Lawrence D. Robinson,
                                       Executive Vice President



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